                                    (LOGO)

                                FLAG INVESTORS
                           VALUE BUILDER FUND, INC.



                            (Institutional Shares)


   This mutual fund (the "Fund") is designed to maximize total return through a combination of a long-term growth of capital and current income.

   Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through Alex. Brown & Sons Incorporated ("Alex. Brown") or Participating Dealers and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown. (See "How to Invest in Institutional Shares.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated August 1, 1995 as amended through November 1, 1995 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.



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THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                      PROSPECTUS



The date of this Prospectus is November 1, 1995.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FLAG INVESTORS
                            VALUE BUILDER FUND, INC.
                             (INSTITUTIONAL SHARES)




                           135 EAST BALTIMORE STREET
                           BALTIMORE, MARYLAND 21202


                              TABLE OF CONTENTS



                                                                    Page
 1. Fee Table ................................................        2
 2. Financial Highlights .....................................        3
 3. Investment Program .......................................        5
 4. Investment Restrictions ..................................        9
 5. How to Invest in Institutional Shares ....................       10
 6. How to Redeem Institutional Shares .......................       12
 7. Telephone Transactions....................................       12
 8. Dividends and Taxes ......................................       13
 9. Management of the Fund ...................................       15
10. Investment Advisor and Sub-Advisor .......................       15
11. Distributor ..............................................       17
12. Custodian, Transfer Agent, Accounting Services ...........       18
13. Performance Information ..................................       18
14. General Information ......................................       19


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 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
 REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH ANY OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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


=============================================================================
1. FEE TABLE
 .............................................................................

SHAREHOLDER TRANSACTION EXPENSES:
(as a percentage of offering price)
-----------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases  ..............            None
Maximum Sales Charge Imposed on Reinvested Dividends  ...            None
Deferred Sales Charge  ..................................            None

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ANNUAL FUND OPERATING EXPENSES (NET OF FEE WAIVERS):
(as a percentage of average daily net assets)
-----------------------------------------------------------------------------

Management Fees (net of fee waivers)  ..................    .88%*
12b-1 Fees  ............................................     None
Other Expenses  ........................................     .22%
                                                             ----
Total Fund Operating Expenses (net of fee waivers)  ....   1.10%*
                                                            =====

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* The Fund's investment advisor intends, but is not obligated, to waive its fee to the extent required so that Total Fund Operating Expenses do not exceed 1.10% of the Institutional Shares' average daily net assets. Absent fee waivers, Management Fees would be .93% and Total Fund Operating Expenses would be 1.15% of the Institutional Shares' average daily net assets.

EXAMPLE:

 You would pay the following expenses
on a $1,000 investment, assuming (1)
5% annual return and (2) redemption
at the end of each time period:*        1 year     3 years     5 years     10 years
-----------------------------------------------------------------------------------
                                         $11         $36         $62         $142
-----------------------------------------------------------------------------------

* The example is based on Total Fund Operating Expenses net of fee waivers. Absent fee waivers, expenses would be higher.

   THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in Institutional Shares", "Investment Advisor and Sub-Advisor" and "Distributor.") The Expenses and Example appearing in the table above are based on the Fund's expenses (net of fee waivers) for the Class A Shares, another class of shares offered by the Fund, for the fiscal year ended March 31, 1995, less 12b-1 fees of .25%.

=============================================================================
2. FINANCIAL HIGHLIGHTS

   The Fund has not offered the Institutional Shares prior to the date of this Prospectus. However, the Fund has offered another class of shares since 1992. Historical financial information about the Fund is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fee Table.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table are a part of the Fund's financial statements for the Class A Shares for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the Class A Shares for the fiscal year ended March 31, 1995 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information for the Class A Shares is contained in the Fund's Annual Report for the fiscal year ended March 31, 1995 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(For a share outstanding throughout each period)
-----------------------------------------------------------------------------

                                        Class A Shares
                          ----------------------------------------------------
                                                                For the Period
                           For the Year Ended March 31,         June 15, 1992*
                           ----------------------------            through
                              1995              1994            March 31, 1993
                           ----------        ----------         --------------
Per Share Operating
  Performance:
   Net asset value at
     beginning of
     period               $     11.23       $     11.25          $    10.00
                           ----------        ----------         --------------
Income from Investment
   Operations:
   Net investment income         0.35              0.40                0.18
   Net realized and
     unrealized
     gain/(loss)
     on investments              0.80             (0.04)               1.18
                           ----------        ----------         --------------
   Total from Investment
     Operations                  1.15              0.36                1.36
Less Distributions:
   Dividends from net
     investment income
     and short-term
     gains                      (0.35)            (0.38)              (0.11)
   Distributions from
     net realized
     long-term gains            (0.01)               --                  --
                           ----------        ----------         --------------
   Total Distributions          (0.36)            (0.38)              (0.11)
                           ----------        ----------         --------------
   Net asset value at
     end of period        $     12.02       $     11.23          $    11.25
                           ==========        ==========         ==============
Total Return**                  10.57%             3.14%              13.73%
Ratios to Average
   Net Assets:
   Expenses                      1.35%(2)          1.35%(2)            1.35%(1)(2)
   Net investment income         3.07%(3)          3.14%(3)            2.88%(1)(3)
Supplemental Data:
   Net assets
     at end of period
     (000)                   $146,986          $131,097             $83,535
   Portfolio turnover
     rate                          18%                8%                  8%

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 * Commencement of operations.
** Total return represents aggregate total return for the periods indicated
   and does not reflect any applicable sales charges.
(1) Annualized.
(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.40%, 1.38% and 1.70% (annualized) for Class A Shares for the periods ended March 31, 1995, March 31, 1994, and March 31, 1993, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 3.02%, 3.11% and 2.53%, (annualized) for Class A Shares for the periods ended March 31, 1995, March 31, 1994 and March 31, 1993, respectively.

=============================================================================
3. INVESTMENT PROGRAM
 .............................................................................

INVESTMENT OBJECTIVE, POLICIES AND RISK
CONSIDERATIONS

   The investment objective of the Fund is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance, however, that the Fund will achieve its investment objective.

   Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, and the Fund's sub-advisor, Alex. Brown Investment Management ("ABIM") (collectively, the "Advisors"), are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Advisors consider both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income securities from time to time, depending on the judgment of the Advisors as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

   Under normal market conditions, between 40%-75% of the Fund's total assets will be invested in common stock and other equity investments (including preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). In selecting securities for the Fund's portfolio, the Advisors expect to apply a "flexible value" approach to the selection of equity investments. Under this approach, the Advisors will attempt to identify securities that are undervalued in the marketplace but will also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential.

   In addition, at least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities and non-convertible preferred stock, and government obligations. The average maturity of these investments will vary from time to time depending on the Advisors' assessment of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. In the event any security owned by the Fund is downgraded below these rating categories, the Advisors will review and take appropriate action with regard to the security.

 .............................................................................

INVESTMENTS IN NON-INVESTMENT GRADE SECURITIES

   Where deemed appropriate by the Advisors, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities of comparable quality). Securities that were investment grade at the time of purchase but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities but will not be automatically required to sell any such securities. The Advisors will review the situation and take appropriate action. Lower rated debt securities, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities in the lowest rating category that the Fund may purchase (securities rated D by S&P or C by Moody's) may present a particular risk of default, or may be in default and in arrears in payment of principal and interest. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial period of rising interest rates, may disrupt the high yield bond market, affecting both the value and liquidity of such bonds. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty, which may follow period of rising interest rates. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.

   The table below provides a summary of ratings assigned by S&P to debt obligations in the Fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended March 31, 1995, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.


                            S&P
                   Rating        Average
                 -----------   -----------

                 AAA  .......       0.8%
                 AA  ........       0.6%
                 A  .........       5.8%
                 BBB  .......       8.8%
                 BB  ........       5.3%
                 B  .........       4.4%
                 Unrated  ...       0.0%

   The Fund may also purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (except that the Fund does not currently anticipate that it will purchase mortgage-related debt securities), and may invest in high quality short-term debt securities such as commercial paper rated A-1 by S&P or P-1 by Moody's.

 .............................................................................

INVESTMENTS IN REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy under guidelines approved by the Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security, and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase agreement obligation, including the interest factor. If the seller were to default on its obligation to repurchase the underlying instrument, the Fund could experience loss due to delay in liquidating the collateral and to adverse market action.

 .............................................................................

INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS

   In addition, from time to time, the Advisors may invest up to 10% of the Fund's total assets in American Depository Receipts, which are U.S. exchange listed interests in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve different risks from investments in the United States. Accordingly, the Advisors intend to invest in securities of companies in, and governments of, developed, stable nations, but there exists the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation which could adversely affect the investments of the Fund in such foreign country.

 .............................................................................

OTHER INVESTMENTS

   For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

   The Fund may write covered call options on common stock which it owns or has the immediate right to acquire through conversion or exchange of other securities, provided that any such option is traded on a national securities exchange. The Fund may also enter into closing transactions with respect to such options.

   In addition, the Fund may invest up to 10% of its net assets in illiquid securities including (i) repurchase agreements with remaining maturities in excess of seven days and (ii) no more than 5% of its total assets in restricted securities. Not included within this limitation are securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

=============================================================================
4. INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, the Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

3) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); or

4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

=============================================================================
5. HOW TO INVEST IN INSTITUTIONAL SHARES

   Institutions (e.g. banks and trust companies, savings institutions, corporations, insurance companies, investment counsellors, pension funds employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown may purchase Institutional Shares through Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.

   The minimum initial investment in Institutional Shares is $500,000. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and the Advisors.

   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). Purchase orders for Institutional Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in acordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting liabilities including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Options are valued at the last reported sale price, or if no sales are reported, at the average of the last reported bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

   Institutional Shares may be offered only to residents of those states in which such shares are eligible for purchase.

 .............................................................................

PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors Funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." The exchange privilege may be exercised only in those states where the Institutional shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

 .............................................................................

OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by ICC or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

=============================================================================
6. HOW TO REDEEM INSTITUTIONAL SHARES

   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through Alex. Brown or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed under "Custodian, Transfer Agent, Accounting Services." Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.)

   A redemption request is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within two Business Days.

   Dividends payable up to the date of redemption of Institutional Shares will be paid on the next dividend payable date. If all of the Institutional Shares in an account have been redeemed on a dividend payable date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' notice.

=============================================================================
7. TELEPHONE TRANSACTIONS

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

=============================================================================
8. DIVIDENDS AND TAXES
 .............................................................................


DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of quarterly dividends. The Fund may distribute to shareholders any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

   Unless the shareholder elects otherwise, all income and capital gains distributions will be reinvested in additional Institutional Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through Alex. Brown or a Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.

 .............................................................................

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain federal income tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, the Fund will be relieved of federal income tax on that part of its net investment income which is distributed to shareholders. Shareholders, unless otherwise exempt, generally will be subject to income tax on the amounts so distributed regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time the shareholder has held the Institutional Shares. All other income distributions will be taxed to shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   The sale, exchange, or redemption of Institutional Shares is a taxable event for the shareholder.

   Shareholders are encouraged to consult with their tax advisors concerning the application of the rules described above to their particular circumstances and the application of state and local taxes to an investment in the Fund.

=============================================================================
9. MANAGEMENT OF THE FUND

   The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers, to the Fund's investment advisor, ICC, to its sub-advisor, ABIM, and to the Fund's distributor, Alex. Brown. Three Directors and all of the officers of the Fund are officers or employees of ICC, ABIM or Alex. Brown. The other Directors of the Fund have no affiliation with ICC, ABIM or Alex. Brown.

   The Fund's Directors and officers are as follows:

 *Truman T. Semans       Chairman       J. Dorsey Brown, III         President
*W. James Price          Director       Hobart C. Buppert, II        Executive Vice President
*Richard T. Hale         Director       Lee S. Owen                  Executive Vice President
 James J. Cunnane        Director       Bruce E. Behrens             Vice President
 N. Bruce Hannay         Director       Edward J. Veilleux           Vice President
 John F. Kroeger         Director       Gary V. Fearnow              Vice President
 Louis E. Levy           Director       Brian C. Nelson              Vice President and Secretary
 Eugene J. McDonald      Director       Diana M. Ellis               Treasurer
 Harry Woolf             Director       Laurie D. DePrine            Assistant Secretary

------
* Messrs. Semans, Price and Hale are Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act.

=============================================================================
10. INVESTMENT ADVISOR AND SUB-ADVISOR

   ICC is the Fund's investment advisor and ABIM is the Fund's sub- advisor. ICC is also the investment advisor to, and Alex. Brown acts as distributor for other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $3.9 billion of net assets as of September 30, 1995. ABIM is a registered investment advisor with approximately $3.1 billion under management as of September 30, 1995.

   Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the Fund's operations. Under the Investment

Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. The Board has established procedures under which ABIM may allocate transactions to Alex. Brown, provided that compensation to Alex. Brown on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

   As compensation for its services for the fiscal year ended March 31, 1995, ICC received from the Fund a fee (net of fee waivers) equal to .88% of the Fund's average daily net assets and, for the same period, ICC paid ABIM a fee (net of fee waivers) equal to .65% of the Fund's average daily net assets. The fee paid to ICC is higher than that paid by most mutual funds, but ICC has voluntarily agreed to waive a portion of the fee so that the Fund's total operating expenses do not exceed 1.10% of the Institutional Shares' average daily net assets. (See "Fee Table.") ABIM has also agreed to waive, on a voluntary basis, that portion of its fee payable from ICC in excess of the amount equal to .65% of the Fund's average daily net assets.

   ICC is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. ABIM is a limited partnership affiliated with Alex. Brown. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. The address of both ICC and ABIM is 135 East Baltimore Street, Baltimore, Maryland 21202.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

 .............................................................................
PORTFOLIO MANAGERS

   Messrs. J. Dorsey Brown, III, the Fund's President, and Hobart C. Buppert, II and Lee S. Owen, Executive Vice Presidents of the Fund, have shared primary responsibility for managing the Fund's assets since inception.

   J. Dorsey Brown, III -- 28 Years Investment Experience

   Dorsey Brown is the Chief Executive Officer of ABIM, which he founded in 1974. From 1967 to 1974, he was a member of the Research and Investment Advisory Department of the Baltimore-based investment firm, Robert Garrett & Sons. Mr. Brown received his B.A. from Trinity College in Hartford, Connecticut, in 1962 and studied at New York University Business School in 1966. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

   Hobart C. Buppert, II -- 23 Years Investment Experience

   Mr. Buppert has been a Vice President of ABIM since 1980. Prior to joining ABIM, Mr. Buppert worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A and M.B.A. degrees from Loyola College in 1970 and 1974. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

   Lee S. Owen -- 23 Years Investment Experience

   Lee Owen joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

=============================================================================
11. DISTRIBUTOR

   Alex. Brown acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.

==============================================================================
12. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

   PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services, ICC receives from the Fund an annual fee equal to $13,000, plus a percentage of the Fund's average daily net assets in excess of $10 million at a maximum rate of .10% of net assets, and declining at various asset levels to a minimum rate of .001% on assets of $1 billion or more. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.

==============================================================================
13. PERFORMANCE INFORMATION

   From time to time, the Fund may advertise its performance, including comparisons with other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value and other fees, according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. and CDA Investment Technologies, Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Government Corporate Bond Index, the Consumer Price Index, the return on 90 day U.S. Treasury bills, long-term U.S. Treasury bonds, bank certificates of deposit, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which shares may be purchased, although not included in calculations of performance, will reduce performance results.

==============================================================================
14. GENERAL INFORMATION
 ..............................................................................

CAPITAL SHARES

   The Fund is a Maryland corporation, authorized to issue thirty-five million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its portion of the Fund's assets after all debts and expenses have been paid.

   The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The Shares offered by this Prospectus have been designated: Flag Investors Value Builder Fund Institutional Shares. The Board has no present intention of establishing any additional series of the Fund but the Fund does have three other classes of shares in addition to the shares offered hereby:
Flag Investors Value Builder Fund Class A Shares, which are subject to a maximum front-end sales charge of 4.5% and a .25%

   12b-1 fee; Flag Investors Value Builder Fund Class B Shares, which are subject to a declining contingent deferred sales charge with a maximum charge of 4.0%, a .75% 12b-1 fee and a .25% shareholder servicing fee; and Flag Investors Value Builder Fund Class D Shares, which are not currently being offered. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution/service fees or sales load structures and the net asset value per share of the classes may differ at times.

 ..............................................................................
ANNUAL MEETINGS

   The Fund does not expect to hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

 ..............................................................................
REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

 ..............................................................................
FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

 ..............................................................................
SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Institutional Shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or a Participating Dealer, as appropriate.

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                            (INSTITUTIONAL SHARES)
                           NEW ACCOUNT APPLICATION
==============================================================================
Send completed Application by overnight carrier to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 1004 Baltimore Avenue, 4th Floor
 Kansas City, MO 64105
 Attn: Flag Investors Value Builder Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080 8:30 a.m. to 5:30 p.m., Eastern Time, Monday-Friday.

If you are paying by check, make check payable to "Flag Investors Value Builder Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
==============================================================================
                    YOUR ACCOUNT REGISTRATION (PLEASE PRINT)
Name on Account

------------------------------------------------------------------------------
Name of Corporation, Trust or Partnership

------------------------------------------------------------------------------
Tax ID Number
[ ] Corporation  [ ] Partnership  [ ] Trust
[ ] Non-Profit or Charitable Organization [ ] Other ------------------------- If a Trust, please provide the following:

-----------------------------------------------------------------------------
Date of Trust                                              For the Benefit of

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)


Mailing Address

-----------------------------------------------------------------------------
Name of Individual to Receive Correspondence

-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                         State                        Zip

(    )
-----------------------------------------------------------------------------
Daytime Phone

=============================================================================
                              INITIAL INVESTMENT

The initial minimum purchase for the Institutional Shares of the Fund is $500,000. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments.
Indicate the amount to be invested and the method of payment:
___A. By Mail: Enclosed is a check in the amount of $________ payable to Flag
      Investors Value Builder Fund, Inc.
___B. By Wire: A bank wire in the amount of $_______has been sent from
      _____________________  ___________________
         Name of Bank        Wire Control Number

      Wire Instructions
      Follow the instructions below to arrange for a wire transfer for initial investment:

      o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.

      o Call 1-800-553-8080 to obtain investor's new investor's Fund account number.

      o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:

         IFTC
         a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
         Acct. # 7528167
         ABA # 1010-0362-1
         Kansas City, Missouri 64105
      Please include the following information in the wire:
      o  Flag Investors Value Builder Fund, Inc. -- Institutional Shares
      o  The amount to be invested
      o  "For further credit to ______________________________________."
                                (Investor's Fund Account Number)

==============================================================================
                             DISTRIBUTION OPTIONS

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Institutional Shares of the Fund.

Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in cash

Capital Gains
[ ] Reinvested in additional shares
[ ] Paid in cash

==============================================================================
                            TELEPHONE TRANSACTIONS

I understand that the investor will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

        No, the investor does not want:
            [ ] Telephone redemption privileges
            [ ] Telephone exchange privileges
Redemptions effected by telephone will be wired to the bank account designated below.

==============================================================================
                           BANK ACCOUNT DESIGNATION
                       (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

_____________________________________________________________________________
Name of Bank                                 Branch

_____________________________________________________________________________
Bank Address                                City/State/Zip

_____________________________________________________________________________
Name(s) on Account

_____________________________________________________________________________
Account Number                              A.B.A. Number

=============================================================================
                  ACKNOWLEDGEMENT, CERTIFICATE AND SIGNATURE

I have received a copy of the Fund's prospectus dated November 1, 1995. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is the investor's correct taxpayer identification number and (2) that the investor is not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the investor that it is no longer subject to backup withholding. [ ] Check here if the investor is subject to backup withholding.
If a non-resident alien, please indicate country of residence:_______________

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that the investor may bear the risk of loss in the event of fraudulent use of such privileges. If the investor does not want telephone redemption or exchange privileges, I have so indicated on this Application.

_______________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.         Date

_______________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.         Date


==============================================================================
                 PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

__________________________________   _________________________________________
Name/Title                           Signature                  Date

_________________________________   _________________________________________
Name/Title                           Signature                  Date

__________________________________   _________________________________________
Name/Title                           Signature                  Date

__________________________________   _________________________________________
Name/Title                           Signature                  Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

==============================================================================
                           CERTIFICATE OF AUTHORITY

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATION (With a Board of Directors or Board of Trustees.

I ________________________, Secretary of the above-named investor, do hereby certify that a meeting on ________________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above;
(3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.


Witness my hand and seal on behalf of the investor.

this ___ day of ________, 199_     Secretary ________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

_____________________________________________________________________________
Signature and title                                           Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of Certificate B and attach it to the Application).

______________________________________________________________________________
Signature and title                                            Date

______________________________________________________________________________
Signature and title                                            Date

                      STATEMENT OF ADDITIONAL INFORMATION

                         ------------------------------

                    FLAG INVESTORS VALUE BUILDER FUND, INC.

                            135 E. Baltimore Street
                           Baltimore, Maryland 21202

                         ------------------------------

            THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.







                   Statement of Additional Information Dated:

                 August 1, 1995 as amended through November 1, 1995
                     Relating to the Prospectuses Dated:
           August 1, 1995, relating to the Class A and Class B Shares
                                      and
           November 1, 1995, relating to the Institutional Shares

                               TABLE OF CONTENTS

                                                                                            Page

 1.      General Information and History...............................................        1

 2.      Investment Objective, Policies and Risk Considerations........................        1

 3.      Valuation of Shares and Redemption............................................        8

 4.      Federal Tax Treatment of Dividends and
           Distributions...............................................................        9

 5.      Management of the Fund........................................................       12

 6.      Investment Advisory and Other Services........................................       16

 7.      Distribution of Fund Shares...................................................       18

 8.      Brokerage.....................................................................       22

 9.      Capital Stock.................................................................       23

10.      Semi-Annual Reports...........................................................       24

11.      Custodian, Transfer Agent and Accounting Services.............................       24

12.      Independent Accountants.......................................................       25

13.      Performance Information.......................................................       25

14.      Control Persons and Principal Holders of
           Securities..................................................................       27

15.      Financial Statements..........................................................       28

APPENDIX - Moody's Investors Service and Standard & Poor's Ratings Definitions.


1. GENERAL INFORMATION AND HISTORY

               Flag Investors Value Builder Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Value Builder Fund Class A Shares (the "Class A Shares"), Flag Investors Value Builder Fund Class B Shares (the "Class B Shares") and Flag Investors Value Builder Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Value Builder Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

               Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or, from Participating Dealers that offer Shares to prospective investors. Prospectuses for the Class A Shares and the Class B Shares may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

               The Fund was incorporated under the laws of the State of Maryland on March 5, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended, and commenced operations on June 15, 1992. The Fund commenced offering the Flag Investors Value Builder Fund Class B Shares on January 3, 1995. The Institutional Shares which were not offered prior to the date of this Statement of Additional Information are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown.

               For the period from November 9, 1992 through November 18, 1994, the Fund offered another class of shares: Flag Investors Value Builder Fund Class D Shares, which were known at the time as Flag Investors Value Builder Fund Class B Shares and reclassified as Flag Investors Value Builder Fund Class D Shares on November 18, 1994. Shares of that class are not currently being offered although some Class D Shares remain outstanding.

               Under a license agreement dated June 15, 1992 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

2. INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

               The Fund has the investment objective of maximizing total return through a combination of long-term capital appreciation and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities (including common stocks, convertible securities and government and corporate fixed-income obligations). Under normal market conditions, between 40%-75% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's total assets will be invested in fixed-income securities, all as more fully described in the Prospectus. In addition, the Fund may invest in other types of securities, which are also described in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

               In addition to the Fund's investments in corporate and government fixed-income obligations rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), the Fund may purchase a limited amount, up to 10% of its total assets, of non-convertible corporate debt obligations that are rated below investment grade by Moody's or S&P or are unrated and of similar quality. A description of the rating categories of S&P and Moody's is set forth in the Appendix to this Statement of Additional Information. The Fund may also invest up to 5% of its net assets in covered call options, an additional 10% of its total assets in the aggregate in American Depositary Receipts and in equity and debt securities issued by foreign governments or corporations.

               Additional information about certain of the Fund's investment policies and practices are described below.

Covered Call Options

               As a means of protecting the Fund's assets against market declines, the Fund may, to a limited extent, write covered call option contracts on certain of its securities which it owns or has the immediate right to acquire provided that the aggregate value of such options does not exceed 5% of the value of the Fund's net assets as of the time such options are entered into by the Fund. If, however, the securities on which the calls have been written appreciate, more than 5% of the Fund's assets may be subject to the call. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which call option contracts have been written.

               When the Fund writes a call option on securities which it owns, it gives the purchaser of the option the right, but not the obligation, to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In call options written by the Fund, the Exercise Price, plus the option premium paid by the purchaser, will almost always be greater than the market price of the underlying security at the time a call option is written. If any option is exercised, the Fund will realize the long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Fund's investment advisor, Investment Company Capital Corp. ("ICC"), or the Fund's sub-advisor, Alex. Brown Investment Management ("ABIM") (ICC and ABIM are sometimes collectively referred to as the "Advisors"), as appropriate, believes the security should be held for the long-term but expects no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

               Only call options which are traded on a national securities exchange will be written. Currently, call options may be traded on the Chicago Board Options Exchange and the American, Pacific, Philadelphia and New York Stock Exchanges. Call options are issued by The Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

               Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. ICC may also permit the call option to be exercised. A profit or loss from a closing purchase transaction or exercise of a call option will be realized depending on whether the amount paid to purchase a call to close a position, or the price at which the option is exercised, is less or more than the amount received from writing the call. In the event that the Advisors are incorrect in their forecasts regarding market values, interest rates and other applicable factors, the Fund would be in a worse position than if the call option had not been written.

               Positions in options on stocks may be closed before expiration only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Fund will write options only when ICC believes a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular stock option. Possible reasons for the absence of a liquid secondary market on an exchange for an option include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or The Options Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or to impose restrictions on types of orders. Although The Options Clearing Corporation has stated that it believes (based on forecasts provided by the exchanges on which options are traded) that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised The Options Clearing Corporation that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

               Certain provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), will restrict the use of covered call options. (See "Federal Tax Treatment of Dividends and Distributions" below.)

Convertible Securities

               As described in the Prospectus, the Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.

Below Investment Grade Corporate Bonds

               The Fund may purchase non-convertible corporate bonds that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

               The following summarizes the Moody's and S&P definitions for speculative grade debt obligations. Bonds which are rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa rated bonds are of poor standing. Such issues may be in default or may have elements of danger with respect to principal or interest. Ca rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. In the case of S&P, BB rated bonds have less near-term vulnerability to default than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which may lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. B rated bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating. CCC rated bonds have a currently identifiable vulnerability to default and, without favorable business, financial, and economic conditions, will be unable to repay interest and principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The CC rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The CI rating is reserved for income bonds on which no interest is being paid. Bonds which are rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance, however, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

               Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for lower rated bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for lower rated bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

               Finally, prices for high yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high yield bonds.

Repurchase Agreements

               The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by ICC, and the Fund's sub-advisor, ABIM under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Foreign Investment Risk Considerations

               From time to time, the Advisors may invest up to 10% of the Fund's assets in American Depository Receipts, which are U.S. exchange listed interests in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies in the United States. The settlement period for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

               Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the

Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. The expense ratio of the Fund can be expected to be higher than those of investment companies investing in domestic securities due to the additional cost of custody of foreign securities.

Investment Restrictions

               The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

               1. Invest in real estate or mortgages on real estate;

               2. Purchase or sell commodities or commodities contracts, including financial futures contracts;

               3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

               4. Issue senior securities;

               5. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies;

               6. Effect short sales of securities;

               7. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

               8. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

               9. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws), including repurchase agreements with remaining maturities in excess of seven days, provided, however, that the Fund shall not invest more than 5% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).

               The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Fund will not:

               1. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

               2. Invest in shares of any other investment company registered under the Investment Company Act, other than in connection with a merger, consolidation, reorganization or acquisition of assets;

               3. Purchase or retain the securities of any issuer if to the knowledge of the Fund any officer or Director of the Fund or its investment advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

               4. Invest in companies for the purpose of exercising management or control;

               5. Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may write covered call options and may enter into related closing transactions in accordance with its investment objectives and policies;

               6. Purchase warrants, if by reason of such purchase more than 5% of the Fund's net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations; or

               7.     Invest in real estate limited partnerships.

               The percentage limitations contained in these restrictions apply at the time of purchase of securities.

               The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended March 31, 1995 and March 31, 1994, the Fund's portfolio turnover rate was 18% and 8%, respectively.

3. VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

               The net asset value per Share is determined once daily as of 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

               Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all shares and any liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price will generally be used. Options are valued at the last reported sale price, or if no sales are reported, at the average of the last reported bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

               The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

               Under normal circumstances, the Fund will redeem Class A Shares and Class B Shares by check, and Institutional Shares by wire transfer of funds, as described in the Prospectuses relating to such Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

               The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

               The summary of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Subsequent legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

               The Fund expects to be taxed as a regulated investment company under Subchapter M of the Code. However, in order to qualify as a regulated investment company for any taxable year, the Fund generally must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies (the "Income

Requirement"), and (2) derive less than 30% of its gross income (exclusive of certain gains from designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities).

               In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a regulated investment company if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

               Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short term capital gains over net long term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax.

               Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

               If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividends received deduction for corporate shareholders.

Fund Distributions

               Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

               The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that shareholders will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of such gains.

               In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the 70% dividends received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. For purposes of the alternative minimum tax and the environmental tax, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account in determining their adjusted current earnings for purposes of computing "alternative minimum taxable income."

               Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.

               Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term if the Share has been held for more than one year and otherwise will be short-term. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

               The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends received deduction.

               The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) who is subject to backup withholding by the Internal

Revenue Service for failure to properly report receipt of interest or dividends, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations

               The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Fund intends to distribute all of its income currently (or to retain, at most its net capital gains and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

               Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

5. MANAGEMENT OF THE FUND

Directors and Officers

               The Directors and executive officers of the Fund, their respective ages and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman (68)
        Managing Director, Alex. Brown & Sons Incorporated; Formerly, Vice Chairman, Alex. Brown Incorporated.

*W. JAMES PRICE, Director (71)
        6885 North Ocean Boulevard, Apartment #306, Ocean Ridge, Florida 33435-3343. Director, Boca Research, Inc. (computer peripherals); Managing Director Emeritus, Alex. Brown & Sons Incorporated; Director, CSX Corporation (transportation and natural resources company) and PHH Corporation (business services).

*RICHARD T. HALE, Director (50)
        Managing Director, Alex. Brown & Sons Incorporated.

JAMES J. CUNNANE, Director (57)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (a merchant banking firm), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense)(1989-1993) and Director, The Arch Fund (mutual fund).

N. BRUCE HANNAY, Director (74)
        201 Condon Lane, Port Ludlow, Washington 98365. Formerly, Vice President, Research and Patents, AT&T Bell Laboratories; Formerly, Director, Rohm & Haas Company (diversified chemicals), General Signal Corp. (control equipment & systems) and Director, Plenum Publishing Corp.

JOHN F. KROEGER, Director (71)
        P.O. Box 464, 24875 Swan Road-Martingham, St. Michaels, Maryland 21663. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (62)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (63)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care).

HARRY WOOLF, Director (72)
        Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at Large Emeritus, Institute for Advanced Study; Director, Merrill Lynch Cluster C Funds (registered investment companies); ATL and Spacelabs Medical Corp. (medical equipment); Family Health International (nonprofit research and education).

J. DORSEY BROWN, III, President (56)
        Managing Director, Alex. Brown & Sons Incorporated; Chief Executive Officer and Formerly, General Partner, Alex. Brown Investment Management.

HOBART C. BUPPERT, Executive Vice President (49)
        Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor), 1984-Present; President, Buppert, Behrens & Owen, Inc. 1987-Present.

LEE S. OWEN, Executive Vice President (48)
        Portfolio Manager, Alex. Brown Investment Management (registered investment advisor); Vice President and Secretary, Buppert, Behrens & Owen, Inc.

BRUCE E. BEHRENS, Vice President (51)
        Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor); Vice President and Treasurer, Buppert, Behrens & Owen, Inc.

EDWARD J. VEILLEUX, Vice President (52)
        Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp. (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (50)
        Managing Director, Alex. Brown & Sons Incorporated; Manager, Special Products Department, Alex. Brown & Sons Incorporated.

BRIAN C. NELSON, Vice President and Secretary (36)
        Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer).

DIANA M. ELLIS, Treasurer (44)
        Manager, Portfolio Accounting Department, Investment Company Capital Corp. (registered investment advisor); Mutual Fund Accounting Department, Alex. Brown & Sons Incorporated, 1991 - Present; Formerly, Accounting Manager, Downtown Press Inc. (printer), 1987-1991.

LAURIE D. DePRINE, Assistant Secretary (29)
        Asset Management Department, Alex. Brown & Sons Incorporated, 1991 - Present; Formerly, student 1989-1991.

------------
* A Director who is an "interested person", as defined in the Investment Company Act.

               Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Price serves as a Director of seven funds in the Fund Complex and Mr. Semans serves as a director of eight funds in the Fund Complex. Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. Mr. Hale serves as President and Director of one fund, Vice President of one fund and as a Director of 10 other funds in the Fund Complex. Mr. Behrens serves as President of one fund and Vice President of two funds in the Fund Complex. Mr. Brown serves as President of one fund and Vice President of two funds in the Fund Complex. Mr. Buppert serves as Vice President of three funds in the Fund Complex and Mr. Owen serves as President of one fund and Vice President of two funds in the Fund Complex. Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of 11 funds in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Ms. Ellis serves as Treasurer and Ms. DePrine serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

               Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

               Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown may be considered to have received remuneration indirectly. As compensation from the Fund, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totalled approximately $9,132. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended March 31, 1995.

                                            COMPENSATION TABLE


----------------------------------------------------------------------------------------------------------------------------------
Name of Person, Position                Aggregate Compensation From the Fund              Total Compensation From the Fund
                                        for the Fiscal Year Ended March 31,               and Fund Complex Paid to Directors
                                        1995                                              for the Fiscal Year Ended March 31, 1995
----------------------------------------------------------------------------------------------------------------------------------

*Truman T. Semans, Chairman                              $0                                                $0

*W. James Price, Director                                $0                                                $0

*Richard T. Hale, Director                               $0                                                $0

James J. Cunnane, Director                               $384**                         $9,750 for service on 13 Boards**(3)

N. Bruce Hannay, Director                                $1,526(1)                      $39,000 for service on 13 Boards(3)

John F. Kroeger, Director                                $1,679                         $42,000 for service on 13 Boards(3)

Louis E. Levy, Director                                  $1,157***                      $29,250 for service on 13 Boards***(3)

Eugene J. McDonald, Director                             $1,526(2)                      $39,000 for service on 13 Boards(3)

Harry Woolf, Director                                    $1,526(2)                      $39,000 for service on 13 Boards(3)

---------------
* A Director who is an "interested person" as defined in the Investment Company Act.
**      Elected to the Board on December 14, 1994.
***     Elected to the Board on June 17, 1994.
1       $377 of this amount has been deferred pursuant to a deferred compensation plan.
2       $762 of this amount has been deferred pursuant to a deferred compensation plan.
3       One of the funds ceased operations on May 17, 1995.

               The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Hannay, Kroeger and Woolf have qualified but have not received benefits, and no such benefits are being accrued for them since they have not yet retired. The Fund has one Participant, a Director who retired effective December 31, 1994, who has qualified for the Retirement Plan and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

               Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan.

Code of Ethics

               The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of ICC and the directors and officers of Alex. Brown. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

               The Code of Ethics requires that all employees of ICC, any director or officer of Alex. Brown, and all Non-Interested Directors, preclear any personal securities investments (with limited exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.

6. INVESTMENT ADVISORY AND OTHER SERVICES

               On March 13, 1992, the Board of Directors of the Fund, including a majority of the Non-Interested Directors, approved an Investment Advisory Agreement between the Fund and ICC and a Sub-Advisory Agreement among the Fund, ICC and ABIM, both of which contracts are described in greater detail below. The Investment Advisory Agreement and the Sub-Advisory Agreement were approved by the sole shareholder of the Fund on June 5, 1992. ICC, the investment advisor, is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. ICC is also the investment advisor to Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., which, are also distributed by Alex. Brown.

               ABIM is a limited partnership affiliated with Alex. Brown. Buppert, Behrens & Owens, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. ABIM, also the sub-advisor to Flag Investors Telephone Income Fund, Inc. and Flag Investors Equity Partners Fund, Inc. is a registered investment advisor with approximately $3.5 billion under management as of June 30, 1995.

               Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.

               As compensation for its services, ICC is entitled to receive an annual fee from the Fund, calculated daily and payable monthly, at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets,
 .85% of the Fund's average daily net assets in excess of $50 million but not exceeding $100 million, .80% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million, and .70% of the Fund's average daily net assets in excess of $200 million. As compensation for its services, ABIM receives a fee from ICC, calculated daily and payable monthly, at the annual rate of .75% of the first $50 million of the Fund's average daily net assets, .60% of the Fund's average daily net assets in excess of $50 million but not exceeding $200 million, and .50% of the Fund's average daily net assets in excess of $200 million.

               This fee is higher than that paid by most mutual funds, but ICC has voluntarily agreed to waive a portion of its fee from time to time so that the Fund's total operating expenses do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. ABIM has also agreed to waive, on a voluntary basis, that portion of its fee payable from ICC for sub-advisory services in excess of the amount equal to .65% of the Fund's average daily net assets.

               In addition, ICC has agreed to reduce its aggregate fees on a monthly basis for any fiscal year to the extent required so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires ICC to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes, and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, ICC will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded.

               Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement and the Sub-Advisory Agreement were most recently approved for continuance by the Board of Directors on September 25, 1995. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions. For the fiscal years ended March 31, 1995 and March 31, 1994 and for the fiscal period ended March 31, 1993, the Fund paid ICC fees (net of fee waivers of $67,326, $38,495 and $138,716) of $1,248,666, $1,009,858, and
$240,367 and ICC paid ABIM from the fees it received (and, in the period ended March 31, 1993, from its owns resources), fees (net of fee waivers) of $967,323, $760,523 and $243,381, respectively.

               ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

7. DISTRIBUTION OF FUND SHARES

               Alex. Brown serves as the exclusive distributor of the Fund's Shares pursuant to three separate Distribution Agreements, one for each class of the Fund's Shares.

The Class A Shares and the Class B Shares

               The Distribution Agreements for the Class A Shares and the Class B Shares (collectively, the "Class A and Class B Distribution Agreements") provide that Alex. Brown has the exclusive right to distribute the related class of Flag Investors Value Builder Fund Shares either directly or through other broker-dealers and further provide that Alex. Brown will: (a) solicit and receive orders for the purchase of Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective
Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and
(d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Shares. The Class A and Class B Distribution Agreements further provide that, in connection with the distribution of Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

               Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

               As compensation for providing distribution services as described above for the Class A Shares, Alex. Brown receives an annual fee, paid monthly equal to .25% of the average daily net assets of the Class A Shares. As compensation for providing distribution services as described above for the Flag Investors Class B Shares, Alex. Brown receives an annual fee, paid monthly, equal to .75% of the average daily net assets of the Class B Shares. As compensation for providing distribution services for the Class A Shares for the fiscal years ended March 31, 1995 and March 31, 1994, and for the period from June 15, 1992 (commencement of operations) through March 31, 1993, Alex. Brown received from the Fund aggregate commissions and fees in the amount of $342,916, $265,840 and $94,139, respectively, and from such fees paid $333,580, $115,614 and $73,303 to its investment representatives and $9,351, $5,942 and $0 to Participating Dealers as compensation. Alex. Brown expects to allocate most of its annual distribution fee to its investment representatives and up to all of its fee to broker-dealers who enter into Sub-Distribution Agreements with Alex. Brown.

               In addition, with respect to the Class B Shares, the Fund will pay Alex. Brown a shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Class B Shares. (See the Prospectus.) For the period from January 3, 1995 through March 31, 1995, Alex. Brown received distribution and shareholder servicing fees of $406 for the Class B Shares.

               Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (except the Institutional Shares class) (the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Class A and Class B Distribution Agreements, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. Each of the Class A and Class B Distribution Agreements has an initial term of two years. The Class A and Class B Distribution Agreements and the Plans encompassed therein will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Class A and Class B Distribution Agreements including the Plans and forms of Sub-Distribution Agreements, were most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors on September 25, 1995.

               In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the Fund. The Plans may be terminated at any time and the Class A and Class B Distribution Agreements may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Class A and Class B Distribution Agreements, any Sub-Distribution Agreement and any Shareholder Servicing Agreement shall automatically terminate in the event of assignment.

               During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to Alex. Brown pursuant to the Class A and Class B Distribution Agreements, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

               In addition, with respect to the Class A and Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

               Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under such Plans. Payments under the Plans are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than .25% of the average daily net assets invested in that Class or Class B Shares is less than .75% of the average daily net assets invested in that Class for any period, the unexpended portion of the distribution fees may be retained by Alex. Brown. The Plans do not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if either of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan.

The Institutional Shares

               The Institutional Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Institutional Shares, either directly or through other broker-dealers and further provides that Alex. Brown will solicit and receive orders for the purchase of Institutional Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for the Institutional Shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Institutional Shares. Alex. Brown has not undertaken to sell any specific number of Institutional Shares. The Institutional Distribution Agreement further provides that, in connection with the distribution of Institutional Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

               Alex. Brown receives no compensation for distributing the Institutional Shares.

               Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

               The Institutional Distribution Agreement was approved by the Fund's Board of Directors on September 25, 1995 and by the sole shareholder of the class on October 31, 1995. It has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. It may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Institutional Shares (as defined under Capital Stock). The Institutional Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

General Information

               The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown, ICC or ABIM.

               The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

               For the period from November 9, 1992 through November 18, 1994 the Fund offered the Flag Investors Value Builder Fund Class D Shares (which were known at that time as the Flag Investors Value Builder Fund Class B Shares). As compensation for providing distribution services for the Class D Shares for the fiscal years ended March 31, 1995 and March 31, 1994, and for the period from November 9, 1992 (commencement of operations of the Class D Shares) through March 31, 1993, Alex. Brown received from the Fund aggregate commissions and fees in the amount of $69,979, $55,128 and $7,575, respectively, and from such fees paid $36,600, $0, and $0, respectively, to its investment representatives and $2,106, $0, and $0, respectively, to Participating Dealers.

8. BROKERAGE

               ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

               In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

               If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

               ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions effected on an agency (but not on a principal) basis for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

               Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews. The

Distribution Agreements between Alex. Brown and the Fund do not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through Alex. Brown.

               ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

               During the fiscal year ended March 31, 1995, Alex. Brown directed $38,044,707 of transactions to broker-dealers and paid $89,162, to broker-dealers in related commissions because of research services provided. Alex. Brown received no brokerage commissions from the Fund for the year ended March 31, 1995. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company
Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1995, the Fund held, a $1,000,000 note issued by The Travelers Corp. (the parent of Smith Barney Shearson), valued at $930,000 and a 6.10% repurchase agreement issued by Goldman Sachs & Co. valued at $3,012,000. Smith Barney Shearson and Goldman Sachs & Co. are "regular brokers or dealers" of the Fund.

9. CAPITAL STOCK

               The Fund is authorized to issue thirty-five million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

               The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Value Builder Fund Class A Shares, Flag Investors Value Builder Fund Class B Shares, Flag Investors Value Builder Fund Institutional Shares and Flag Investors Value Builder Fund Class D Shares. The Flag Investors Value Builder Fund Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown. The Flag Investors Value Builder Fund Class D Shares are not currently being offered. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

               Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

               There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

               As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10. SEMI-ANNUAL REPORTS

               The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

11. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

               PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp. 135 East Baltimore Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent, effective February 28, 1994. As compensation for providing these services, the Fund pays ICC up to $15.00 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For such services for the fiscal year ended March 31, 1995, ICC received fees of $81,416.

               ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below. These fees are the same as those paid to Alex. Brown under the prior accounting services agreement.



Average Net Assets                                                             Incremental Fee
------------------                                                             ---------------
0 - $10,000,000                                                            $13,000 (fixed fee)
$10,000,000  - $20,000,000                                                               .100%
$20,000,000  - $30,000,000                                                               .080%
$30,000,000  - $40,000,000                                                               .060%
$40,000,000  - $50,000,000                                                               .050%
$50,000,000  - $60,000,000                                                               .040%
$60,000,000  - $70,000,000                                                               .030%
$70,000,000  - $100,000,000                                                              .020%
$100,000,000 - $500,000,000                                                              .015%
$500,000,000 - $1,000,000,000                                                            .005%
over $1,000,000,000                                                                      .001%


              In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

              For the fiscal year ended March 31, 1995, ICC received accounting fees of $62,331.

              ICC also serves as the Fund's investment advisor.

12. INDEPENDENT ACCOUNTANTS

              The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P., whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.

13. PERFORMANCE INFORMATION

              For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:
        n
P(1 + T)  = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years (1, 5 or 10)

       ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

               Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). During its first year of operation the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load (for the Flag Investors Value Builder Class A Shares 4.5% and for the Flag Investors Value Builder Class B Shares, 4.0% for the one year period, 2.0% for the five year period and no sales charge thereafter) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Institutional Shares are sold without a sales load.

               The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or CDA Investment Technologies Inc., or with the performance of the Lehman Government Corporate Bond Index, the Consumer Price Index, the return on 90 day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

               Calculated according to the SEC rules, for the one-year period ended March 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Class A Shares was $1,056 resulting in a total return for such Shares equal to 5.59%. For the period from the effectiveness of the Fund's registration statement on June 15, 1992 through its fiscal year ended March 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Class A Shares was $1,232 resulting in an average annual total return for such Shares equal to 7.96%. For the period from January 3, 1995 (commencement of offering of Class B Shares) through March 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for Class B Shares was $1,035 resulting in an aggregate total return for such Shares equal to 3.5%. For the one-year period ended March 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Class D Shares was $1,074 resulting in a total return for such Shares equal to 7.42%. For the period from November 9, 1992 (commencement of operations of the Class D Shares) through the Fund's fiscal year ended March 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the

Class D Shares was $1,198 resulting in an average annual total return for such Shares equal to 7.83%.

               Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one-year period ended March 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $11,060 resulting in a total return equal to 10.6% For the period from the effectiveness of the Fund's registration statement on June 15, 1992 through its fiscal year ended March 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $12,969, resulting in an average annual total return equal to 9.7%.

               Calculated according to the alternative computation, which assumes no sales charge and reinvestment of all distributions, for the period from January 3, 1995 (commencement of offering of Class B Shares) through March 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class B Shares was $10,780 resulting in an aggregate total return equal to 7.8%.

               Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions for the one-year period ended March 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class D Shares was $11,020 resulting in a total return equal to 10.2%. For the period from November 9, 1992 (commencement of operations of the Class D Shares) through the Fund's fiscal year ended March 31, 1995 the ending redeemable value of a hypothetical $10,000 investment in Class D Shares was $12,837 resulting in an average annual total return equal to 9.0%.

               The Institutional Shares were not offered prior to the date of this Statement of Additional Information.

14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

               As of August 10, 1995 to Fund management's knowledge, the following persons held beneficially or of record 5% or more of the Fund's outstanding Shares of any class:

               T. Rowe Price, Trustee for Alex. Brown & Sons, Inc., Plan 100460,
Attn: Asset Recon, P.O. Box 17215, Baltimore, MD 21203, owned of record 12.21% of the Fund's outstanding Class A Shares and Alex. Brown & Sons Incorporated, 135 E. Baltimore Street, Baltimore, MD 21202, owned of record 73.96% of the Fund's outstanding Class A Shares*.

               Alex. Brown & Sons Incorporated, 135 E. Baltimore Street, Baltimore, MD 21020, owned of record 94.98% of the Fund's outstanding Class B Shares.*

               Alex. Brown & Sons Incorporated, 135 E. Baltimore Street, Baltimore, MD 21020, owned of record 87.87% of the Fund's outstanding Class D Shares.*

               As of August 10, Directors and officers as a group owned less than 1% of the Fund's total outstanding Class A Shares.

               The Institutional Shares were not offered prior to the date of this Statement of Additional Information.

15. FINANCIAL STATEMENTS

               See next page.

----------
*   Alex. Brown owned beneficially less than 1% of such  Shares.

                      FLAG INVESTORS VALUE BUILDER FUND, INC.
Statement of Net Assets                                         March 31, 1995

                                                            Percent
No. of                                      Value           of Net
Shares    Security                        (Note A)          Assets

           COMMON STOCK--64.7%
           Banking--1.6%
 90,000    KeyCorp                       $ 2,542,500           1.6%
           Basic Industry--1.3%
 35,500    FMC Corp.*                      2,147,750           1.3
           Capital Goods--1.2%
 36,000    Eaton Corp.                     1,953,000           1.2
           Chemical--2.3%
 30,000    Hercules, Inc.                  1,398,750           0.9
 28,000    Monsanto Co.                    2,247,000           1.4
                                           3,645,750           2.3

           Consumer Durables/
           Non-Durables--10.1%
109,100    Collins & Aikman Co.*            872,800           0.6
 81,400    Consolidated Stores Corp.*     1,638,175           1.0
 33,500    Eastman Kodak Co.              1,779,688           1.1
 80,000    Eckerd Corp.*                  2,350,000           1.5
 12,000    J.C. Penney Company, Inc.        538,500           0.3
 50,000    Liz Claiborne Inc.               887,500           0.6
 37,200    Philip Morris Cos., Inc.       2,427,300           1.5
 18,200    Ralston Purina Co.               869,050           0.5
113,000    RJR Nabisco Holdings Corp.       663,875           0.4
 45,000    Tandy Corp.                    2,148,750           1.4
 70,000    Unifi, Inc.                    1,890,000           1.2
                                         16,065,638          10.1

           Defense/Aerospace--4.1%
 25,500    E-Systems Inc.                 1,157,063           0.7
 38,000    Lockheed Martin Corp.          2,009,250           1.3
 60,000    McDonnell Douglas Corp.        3,345,000           2.1
                                          6,511,313           4.1

           Electric Utilities--1.5%
100,000    Unicom Corp.                   2,375,000           1.5

           Energy--2.0%
 27,500    Burlington Resources Inc.      1,120,625           0.7
 35,800    MAPCO Inc.                     1,995,850           1.3
                                          3,116,475           2.0

           Entertainment--1.8%
 20,000    Capital Cities/ABC Inc.        1,765,000           1.1
150,000    LodgeNet Entertainment
           Corp.*                         1,125,000           0.7
                                          2,890,000           1.8

                                                         Percent
No. of                                  Value             of Net
Shares     Security                    (Note A)           Assets

           Financial Services--6.8%
 83,500    American Express Co.       $ 2,912,062           1.8%
 87,500    Countrywide Credit
           Industries                   1,520,313           1.0
 43,000    Federal Home Loan
           Mortgage Corp.               2,601,500           1.6
 52,500    MBNA Corp.                   1,522,500           1.0
 57,000    Travelers Corp.              2,201,625           1.4
                                       10,758,000           6.8

           Health Care--7.2%
 20,000    Amgen, Inc.*                 1,347,500           0.8
 19,000    Bristol-Myers Squibb         1,197,000           0.8
 41,000    Eli Lilly & Co.              2,998,125           1.9
 57,000    Johnson & Johnson            3,391,500           2.1
 60,000    Mallinckrodt Group           2,025,000           1.3
 55,000    Novacare Inc.*                 433,125           0.3
                                       11,392,250           7.2

           Housing--2.9%
 60,000    Fleetwood Enterprises        1,417,500           0.9
 55,000    Ryland Group Inc.              797,500           0.5
105,000    USG Corp.*                   2,415,000           1.5
                                        4,630,000           2.9

           Insurance--7.1%
125,000    Alexander & Alexander
           Services Inc.                2,953,125           1.8
130,500    Bankers Life Holding Co.     2,691,562           1.7
 72,200    Conseco Inc.                 2,878,975           1.8
 40,000    EXEL Limited                 1,765,000           1.1
 40,000    Mid Ocean Ltd.               1,090,000           0.7
                                       11,378,662           7.1

           Multi-Industry--5.2%
 22,500    ITT Corp.                    2,309,063           1.5
 16,700    Loews Corp.                  1,649,125           1.0
 43,900    Tenneco Inc.                 2,068,787           1.3
 32,000    United Technologies          2,212,000           1.4
                                        8,238,975           5.2

            FLAG INVESTORS VALUE BUILDER FUND, INC.
Statement of Net Assets (continued)                             March 31, 1995


No. of
Shares/                                                   Percent
 Par                                    Value             of Net
(000)      Security                    (Note A)           Assets
           COMMON STOCK -- (concluded)
           Real Estate -- 3.5%
 45,200    Carr Realty Inc.            $  785,350            0.5%
 60,200    General Growth Properties    1,234,100            0.8
184,136    Host Marriott Corp.*         2,186,615            1.4
 25,000    Liberty Property Trust         484,375            0.3
 35,000    National Health
           Investors Inc.                 883,750            0.5
                                        5,574,190            3.5

           Service Companies -- 1.3%
 55,500    CUC International Inc.*      2,157,562            1.3
           Technology -- 2.0%
 38,000    International Business
           Machines Corp.               3,111,250            2.0
           Telecommunications -- 1.6%
 69,000    MCI Communications           1,423,125            0.9
 42,000    Telefonos de Mexico SA ADS   1,197,000            0.7
                                        2,620,125            1.6
           Transportation -- 1.2%
 33,200    Conrail Inc.                 1,863,350            1.2
           Total Common Stocks
           (Cost $87,005,875)         102,971,790           64.7
           Convertible Preferred
           Stock -- 4.5%
 50,000    American Express Co.,
           $2.30 DECS                   2,243,750            1.4
 61,000    Conseco Inc.,
           $3.25 Cvt Pfd                2,440,000            1.5
 23,000    Delta Air Lines Inc.,
           $3.50 Cvt Pfd                1,224,750            0.8
 24,200    Rouse Co., Series A
           $3.25 Cvt Pfd                1,234,200            0.8
           Total Convertible
           Preferred Stock
           (Cost $7,246,262)            7,142,700            4.5
           Convertible Bonds -- 2.1%
 $2,000    Richardson Electronics,
           Cvt Deb, 7.25%,
           12/15/06                     1,500,000            1.0

                                                          Percent
 Par                                    Value             of Net
(000)      Security                    (Note A)           Assets
           Convertible Bonds -- (continued)
$2,000     Sizeler Property Investors,
           Cvt Deb, 8.00%,
           7/15/03                     $1,757,500            1.1%
           Total Convertible Bonds
           (Cost $3,595,714)            3,257,500            2.1
           Corporate Bonds -- 25.1%
 1,000     American Life Holding Co.
           Sr Sub Nt, 11.25%,
           9/15/04                      1,011,250            0.6
 2,000     Arcadian Partners LP, Nt
           10.75%, 5/1/05               1,975,000            1.2
 2,000     Bankers Life Holding
           Corp., Nt, 13.00%,
           11/1/02                      2,280,000            1.4
 1,000     Caesar's World
           8.875%, 8/15/02              1,016,250            0.6
 1,000     Chattem Inc., Sr Sub Deb,
           w/warrants, 12.75%,
           6/15/04                        968,000            0.6
 3,000     Conseco Inc., Nt,
           8.125%, 2/15/03              2,550,000            1.6
   700     CSX Corp., Nt,
           7.00%, 9/15/02                 677,250            0.4
   575     Dillard Dept. Stores, Nt,
           7.15%, 9/1/02                  554,875            0.4
 1,000     Eckerd Corp., Nt,
           9.25%, 2/15/04               1,012,500            0.6
   300     Exxon Capital Corp., Nt,
           6.50%, 7/15/99                 291,000            0.2
 2,000     FMC Corp., Nt,
           8.75%, 4/1/99                2,045,000            1.3
 1,000     Fund American Enterprise,
           Nt, 7.75%, 2/1/03              971,250            0.6
           Host Marriott Corp.:
   233     Nt, 10.50%, 5/1/06             234,748            0.2
 2,058     Nt, 10.375%, 6/15/11         2,060,572            1.3
 2,000     John Q. Hammons Hotels LP,
           Nt, 8.875%, 2/15/04          1,872,500            1.2
 2,000     Jordan Industries, Nt,
           10.375%, 8/1/03              1,860,000            1.2
 1,285     Markel Corp., Nt,
           7.25%, 11/1/03               1,156,500            0.7

                FLAG INVESTORS VALUE BUILDER FUND, INC.
Statement of Net Assets (concluded)                         March 31, 1995



                                                         Percent
 Par                                    Value             of Net
(000)      Security                    (Note A)           Assets
           Corporate Bonds -- (continued)
$1,100     Masco Corp. Nt,
           6.625%, 9/15/99            $1,062,875             0.7%
           MCI Communications:
 2,000     Nt, 6.25%, 3/23/99          1,917,500             1.2
   500     Nt, 7.50%, 8/20/04            491,250             0.3
   500     New England Telephone &
           Telegraph, Nt, 6.15%,
           9/1/99                        477,500             0.3
 1,000     Noble Drilling Company,
           Nt, 9.25%, 10/1/03            980,000             0.6
   500     PepsiCo Inc., Nt,
           6.25%, 9/1/99                 479,375             0.3
   700     Pet Incorporated, Nt,
           5.75%, 7/1/98                 665,000             0.4
   500     Petroleum Heat & Power, Nt,
           12.25%, 2/1/05                517,500             0.3
   700     Riverwood International
           Nt, 10.75%, 6/15/00           728,000             0.5
 2,000     RJR Nabisco Holdings Corp.,
           Nt, 7.625%, 9/15/03         1,852,500             1.2
 1,500     Salomon Inc., Nt,
           7.125%, 8/1/99              1,423,125             0.9
 1,000     Tektronix Inc., Nt,
           7.50%, 8/1/03                 903,750             0.6
 1,729     Teledyne Inc., Series C,
           Deb, 10.00%, 6/1/04         1,746,290             1.1
 1,000     Tenneco Inc., Nt,
           7.875%, 10/1/02               997,500             0.6
 1,000     Travelers Corp., Nt,
           6.125%, 6/15/00               930,000             0.6
 1,000     Union Pacific, Nt,
           6.25%, 3/15/99                952,500             0.6
   300     Virginia Electric & Power,
           1st Mtg., 7.375%, 7/1/02      295,875             0.2
   500     Wal-Mart Stores, Nt,
           5.50%, 9/15/97                483,125             0.3
   500     Xerox Corp., Nt,
           7.15%, 8/1/04                 475,625             0.3
           Total Corporate Bonds
           (Cost $40,902,095)         39,915,985            25.1

                                                               Percent
 Par                                          Value             of Net
(000)      Security                         (Note A)            Assets
           U.S. GOVERNMENT SECURITIES --      0.6%
           U.S. Treasury Notes
$1,000     4.25%, 5/15/96
           (Cost $1,000,701)                $ 975,750             0.6%
           Repurchase agreement -- 1.9%
 3,012     Goldman Sachs & Co., 6.10%,
           Dated 3/31/95, to be
           repurchased on 4/3/95,
           collateralized by U.S.
           Treasury Bonds with a
           market value of
           $3,072,602
           (Cost $3,012,000)                3,012,000             1.9
           Total Investment In
           Securities
           (Cost $142,762,647)**          157,275,725            98.9
           Other Assets in Excess
           of Liabilities, Net              1,768,794             1.1
           Net Assets                    $159,044,519           100.0%
           Net Asset Value:
           Class A Share
           ($146,986,087 (divided
           by) 12,229,210
           shares outstanding)                                 $12.02(1)
           Class B Share
           ($341,153 (divided
           by) 28,411
           shares outstanding)                                 $12.01(2)
           Class D Share
           ($11,717,279 (divided
           by) 975,482
           shares outstanding)                                 $12.01(3)
           Maximum Offering
           Price Per:
           Class A Share
           ($12.02 (divided
           by) .955)                                           $12.59
           Class B Share                                       $12.01
*    Non-income producing security.
**    Also aggregate cost for federal tax purposes.
(1)  Redemption value is $12.02.
(2) Redemption value is $11.53 following 4.00% contingent deferred sales charge.
(3) Redemption value is $11.89 following 1.00% contingent deferred sales charge.
See accompanying Notes to Financial Statements.

                 FLAG INVESTORS VALUE BUILDER FUND, INC.
Statement of Operations                    For the Year Ended March 31, 1995
Investment Income (Note a):
   Interest                                              $4,175,130
   Dividends                                              2,405,975
     Less: Foreign taxes withheld                            (2,158)
       Total income                                       6,578,947
Expenses:
   Investment advisory fee (Note B)                       1,315,992
   Distribution fees (Note B)                               413,301
   Transfer agent fees (Note B)                              81,416
   Accounting fee (Note B)                                   62,331
   Legal                                                     57,216
   Printing and postage                                      46,857
   Custodian fees                                            41,018
   Registration fees                                         38,435
   Audit                                                     24,899
   Miscellaneous                                             11,149
   Organizational expense (Note A)                           10,231
   Directors' fees                                            9,001
   Insurance                                                  6,449
     Total expenses                                       2,118,295
   Less: Fees waived (Note B)                               (67,326)
     Net expenses                                         2,050,969
       Net investment income                              4,527,978
Realized and Unrealized Gain On Investments:
   Net realized gain from security transactions             295,501
   Change in unrealized appreciation/(depreciation) of
     investments                                         10,180,720
       Net gain on investments                           10,476,221
Net increase in net assets resulting from operations    $15,004,199

See accompanying Notes to Financial Statements.

                FLAG INVESTORS VALUE BUILDER FUND, INC.

Statement of Changes in Net Assets


                                                  For the Year   For the Year
                                                      Ended          Ended
                                                 March 31, 1995 March 31, 1994


Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                             $4,527,978    $3,601,566
   Net realized gain from security transactions         295,501       805,267
   Change in unrealized appreciation/(depreciation)
     of investments                                  10,180,720    (1,974,360)
   Net increase in net assets resulting from
     operations                                      15,004,199     2,432,473
Distributions to Shareholders From:
   Net investment income:
     Class A shares                                  (4,153,376)   (2,808,222)
     Class B shares                                          --            --
     Class D shares                                    (313,209)     (209,680)
   Net realized short-term gains:
     Class A shares                                          --      (478,263)
     Class B shares                                          --            --
     Class D shares                                          --       (44,852)
  Net realized long-term gains:
     Class A shares                                     (183,928)          --
     Class B shares                                           --           --
     Class D shares                                      (15,454)          --
       Total distributions                            (4,665,967)  (3,541,017)
Capital Share Transactions (NOTE C):
     Proceeds from sale of shares                     24,574,387   60,869,513
     Value of shares issued in reinvestment
       of dividends                                    4,064,365    3,131,587
     Cost of shares repurchased                      (22,079,629) (10,565,786)
     Increase in net assets derived from capital
       share transactions                              6,559,123   53,435,314
     Total increase in net assets                     16,897,355   52,326,770
NET ASSETS:
     Beginning of year                               142,147,164   89,820,394
     End of year                                    $159,044,519 $142,147,164

See accompanying Notes to Financial Statements.

                FLAG INVESTORS VALUE BUILDER FUND, INC.

Financial Highlights
(For a share outstanding throughout each period)



                                                      Class A Shares           Class B Shares             Class D Shares
                                                                   For the        For the                            For the
                                                                   period         period                             period
                                                                   June 15,       Jan. 3,                            Nov. 9,
                                                                    1992*          1995*                              1992*
                                                  For the year     through        through         For the year       through
                                                 ended March 31,   March 31,      March 31,      ended March 31,     March 31,
                                                 1995      1994      1993           1995         1995       1994      1993
Per Share Operating Performance:
   Net asset value at beginning of period        $11.23    $11.25    $10.00         $11.14       $11.22    $11.24    $10.45
Income from Investment Operations:
   Net investment income                           0.35     0.40       0.18           0.08         0.31      0.36      0.14
   Net realized and unrealized gain
     on investments                                0.80    (0.04)      1.18           0.79         0.80     (0.04)     0.74
   Total from Investment Operations                1.15     0.36       1.36           0.87         1.11      0.32      0.88
Less Distributions:
   Dividends from net investment income
     and short-term gains                         (0.35)   (0.38)     (0.11)           --         (0.31)    (0.34)    (0.09)
   Distributions from net realized
     long-term gains                              (0.01)      --         --            --         (0.01)       --        --
   Total distributions                            (0.36)   (0.38)     (0.11)           --         (0.32)    (0.34)    (0.09)
   Net asset value at end of period              $12.02   $11.23     $11.25         $12.01       $12.01    $11.22    $11.24
Total Return                                      10.57%    3.14%     13.73%          7.81%       10.18%     2.78%     9.00%
Ratios to Average Net Assets:
   Expenses                                       1.35%(2)  1.35%(2)   1.35%(1,2)     2.10%(1,4)  1.70%(6)   1.70%(6)  1.70%(1,6)
   Net investment income                          3.07%(3)  3.14%(3)   2.88%(1,3)     2.94%(1,5)  2.72%(7)   2.79%(7)  2.83%(1,7)
Supplemental Data:
   Net assets at end of period (000)          $146,986   131,097    $83,535           $341     $11,717    $11,051    $6,285
   Portfolio turnover rate                          18%        8%         8%            18%         18%         8%        8%

*Commencement of Operations
(1) Annualized

(2) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.40%, 1.38% and 1.70% (annualized) for Class A Shares for the years ended March 31, 1995, 1994 and for the period ended March 31, 1993, respectively.

(3) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 3.02%, 3.11% and 2.53% (annualized) for Class A Shares for the years ended March 31, 1995, 1994, and for the period ended March 31, 1993, respectively.

(4) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 2.17% (annualized) for Class B Shares for the period ended March 31, 1995.

(5) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 2.87%
(annualized) for Class B Shares for the period ended March 31, 1995.

(6) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.74%, 1.73% and 1.93% (annualized) for Class D Shares for the years ended March 31, 1995, 1994 and for the period ended March 31, 1993, respectively.

(7) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 2.68%, 2.76% and 2.60% (annualized) for Class D Shares for the years ended March 31, 1995, 1994 and for the period ended March 31, 1993, respectively.

See accompanying Notes to Financial Statements.

                   FLAG INVESTORS VALUE BUILDER FUND, INC.

Notes to Financial Statements

A. Significant Accounting Policies - Flag Investors Value Builder Fund, Inc. ("the Fund") was organized as a Maryland Corporation on March 5, 1992 and commenced operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Management Investment Company seeking long-term growth of capital and current income through diversified investments in a professionally managed balanced portfolio of equity and debt securities. On November 9, 1992, the Fund began offering Class D shares (formerly Class B shares). The Class A and Class D Shares each have different sales loads and distribution fees. On November 18, 1994, Class D Shares were no longer available for sale, however, existing shareholders may reinvest their dividends. On January 3, 1995, the Fund began offering Class B Shares. Class B Shares have no initial sales charge but are subject to a different distribution fee and a contingent deferred sales charge. Significant accounting policies are as follows:

Security Valuation - Portfolio securities which are listed on a National Securities Exchange are valued on the basis of their last price or in the absence of recorded sales, at the average of readily available closing bid and asked prices. Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

Repurchase Agreements - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain as collateral the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book entry system.

Federal Income Taxes - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to continue to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

Other - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes, when applicable, the pro rata amortization of premiums and accretion of discounts. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Costs incurred by the Fund in connection with its organization and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.


B. Investment Advisory Fees, Transactions with Affiliates and Other
Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets; .85% of the next $50 million of the Fund's average daily net assets; .80% of the next $100 million of the Fund's average daily net assets; and .70% of the Fund's average daily net assets in excess of $200 million. As compensation for its subadvisory services, ABIM

                  FLAG INVESTORS VALUE BUILDER FUND, INC.
Notes to Financial Statements   (continued)


receives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at an annual rate of .75% of the first $50 million of the Fund's average daily net assets; .60% of the next $150 million of the Fund's average daily net assets; and .50% of the Fund's average daily net assets in excess of $200 million.

ICC has agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year do not exceed 1.35% of the average daily net assets of Class A Shares, 2.10% of the average daily net assets of Class B Shares, and 1.70% of the average daily net assets of Class D Shares. For the year ended March 31, 1995, ICC voluntarily waived $67,326 in fees.

As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $62,331 for accounting services for the year ended March 31, 1995.

As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received
$81,416 for transfer agent services for the year ended March 31, 1995.

As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the average daily net assets of Class A shares, 1.00% (includes .25% shareholder servicing fee) of the average daily net assets of Class B shares, and .60% of the average daily net assets of Class D shares. For the year ended March 31, 1995, distribution fees aggregated $413,301 of which $342,916, $406, and $69,979 were attributable to Flag Investors Class A Shares, Flag Investors Class B Shares and Flag Investors Class D Shares, respectively. Alex. Brown received no commissions from the Fund for the year ended March 31, 1995.

C. Capital Share Transactions - The Fund is authorized to issue up to 30 million shares of $.001 per value capital stock. Transactions of the Fund were as follows:


                                       Class A Shares
                                 For the year  For the year
                                    ended        ended
                                   March 31,    March 31,
                                     1995         1994
Shares sold                       2,019,949    4,876,599
Shares issued to share-
  holders on reinvest-
  ment of dividends                 340,078      244,101
Shares redeemed                  (1,802,800)    (873,391)
Net increase in shares
  outstanding                       557,227    4,247,309
Proceeds from sale
  of shares                     $23,014,817  $55,729,506
Reinvested dividends              3,755,243    2,793,058
Net asset value of
  shares redeemed               (20,417,857)  (9,925,243)
Net increase from
  capital share
  transactions                  $ 6,352,203   $48,597,321


                                               Class B Shares
                                                  For the
                                                Period ended
                                              January 3, 1995*
                                                    to
                                               March 31, 1995
Shares sold                                        28,411
Shares issued to share-
  holders on reinvest-
  ment of dividends                                    --
Shares redeemed                                        --
Net increase in shares
  outstanding                                      28,411
Proceeds from sale
  of shares                                      $327,879
Reinvested dividends                                   --
Net asset value of
  shares redeemed                                      --
Net increase from
  capital share
  transactions                                   $327,879
*Commencement of operations.

                       FLAG INVESTORS VALUE BUILDER FUND, INC.

Notes to Financial Statements
(concluded)
                                           Class D Shares
                                      For the year   For the year
                                         ended         ended
                                        March 31,     March 31,
                                          1995          1994
Shares sold                             110,073        451,081
Shares issued to share-
  holders on reinvest-
  ment of dividends                      28,011         29,490
Shares redeemed                        (147,152)       (55,252)
Net increase/
  (decrease) in shares
  outstanding                            (9,068)       425,319
Proceeds from sale
  of shares                          $1,231,691     $5,140,007
Reinvested dividends                    309,122        338,529
Net asset value of
  shares redeemed                    (1,661,772)      (640,543)
Net increase/
  (decrease) from
  capital share
  transactions                       $ (120,959)    $4,837,993

D. Investment Transactions - Purchases and sales of investment securities, other than short-term and U.S. government obligations, aggregated $40,334,923 and $26,406,450, respectively, for the year ended March 31, 1995. Sales of U.S. government obligations aggregated $5,146,875, and there were no purchases of U.S. government obligations for the year.

At March 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $20,030,135 and aggregate gross unrealized depreciation of all securities in which there is an excess in tax cost over value was $5,517,057.

E.     Net Assets - At March 31, 1995, net assets consisted of:

Paid-in-Capital:
  Flag Investors Class A Shares            $131,897,117
  Flag Investors Class B Shares                 327,861
  Flag Investors Class D Shares              10,698,030
Undistributed net
  investment income                           1,236,573
Accumulated net realized gain
  from security transactions                    371,860
Unrealized appreciation of
  investments                                14,513,078
                                           $159,044,519

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Value Builder Fund, Inc.:

    We have audited the accompanying statement of net assets of Flag Investors Value Builder Fund, Inc. as of March 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. as of March 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P

Baltimore, Maryland
May 1, 1995
                                  40

                                   APPENDIX A

                       BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

               S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Moody's Commercial Paper Ratings

               Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.

                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

               A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, and CC and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest.

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While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               D -- In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

               Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

               A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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